UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANFORD C. BERNSTEIN FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

1345 Avenue of the Americas, New York, New York 10105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on November 5, 2010

To the Stockholders of the series/portfolios (each, a “Portfolio” and, collectively, the “Portfolios”) of Sanford C. Bernstein Fund, Inc. (the “Fund”), a Maryland corporation:

Notice is hereby given that a Special Meeting of Stockholders of the Fund (the “Meeting”) will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time, for the following purposes, which are described in the accompanying Proxy Statement dated September 21, 2010:

1.	The election of a slate of six members to the Fund’s Board of Directors, each such Director to hold office until a successor is duly elected and qualifies; and

2.	The transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 9, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone at (866) 450-8471 or via the Internet as described on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of the Fund to Be Held on Friday, November 5, 2010. The Proxy Statement is available on the Internet at: www.bernstein.com/fundproxy.

The Board of Directors of the Fund recommends a vote “FOR” each of the nominees to serve as a Director of the Fund.

By Order of the Board of Directors,

Emilie D. Wrapp

Secretary

September 21, 2010

New York, New York

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please mark and mail your Proxy Card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

1345 Avenue of the Americas

New York, New York 10105

SPECIAL MEETING OF STOCKHOLDERS

To be held on November 5, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund has eighteen series—the International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, Short Duration Plus Portfolio, U.S. Government Short Duration Portfolio, Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The proxies are to be voted at a Special Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Fund. AllianceBernstein L.P. is the investment adviser to the Fund (the “Adviser”). The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about October 1, 2010.

The Board has fixed the close of business on September 9, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. A table of the outstanding voting shares of the Portfolios as of the record date is presented in Appendix A. Each share is entitled to one vote (a fractional share is entitled to a fractional vote).

1

PROPOSAL

ELECTION OF DIRECTORS

At the Meeting, stockholders will vote on the election of Directors of the Fund. Each Director elected at the Meeting will serve for a term of indefinite duration until his or her successor is duly elected and qualifies. Each of the individuals listed below has been nominated for election as a Director of the Fund. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of each nominee listed below for election as a Director of the Fund.

Mr. Bart Friedman

Mr. William Kristol

Ms. Dianne F. Lob

Mr. Donald K. Peterson

Mr. Thomas B. Stiles II

Ms. Rosalie J. Wolf

Each of the nominees has consented to serve as a Director. All but one of the nominees, Dianne F. Lob, is currently a Director of the Fund. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.

2

Certain information concerning the nominees is set forth below. The “Fund Complex” consists of all registered investment companies for which the Adviser provides investment advisory services.

Name, Address* and Age	Years of Service**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in AllianceBernstein Fund Complex Overseen by Nominee	Other Public Company Directorships Held by Nominee During the Past 5 Years
INTERESTED NOMINEE ***, #
Dianne F. Lob 56	0	Senior Vice President for the Adviser with which she has been associated since prior to 2005. Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; she joined the firm in 1999 as a senior portfolio manager. Previously, a managing director and an investment banker at J.P. Morgan from 1977 to 1999.	18	None

INDEPENDENT NOMINEES
Chairman of the Board
Thomas B. Stiles II, +, ++ 69	7	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

3

Name, Address* and Age	Years of Service**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in AllianceBernstein Fund Complex Overseen by Nominee	Other Public Company Directorships Held by Nominee During the Past 5 Years
Bart Friedman,+, +++ 65	5	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2005.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy; and Allied World Assurance Holdings

William Kristol, +, +++ 57	16	Editor, The Weekly Standard since prior to 2005. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Donald K. Peterson, + 61	3	Formerly Chairman and Chief Executive Officer, Avaya Inc. (January 2002–September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000–December 2001); Chief Financial Officer, Lucent Technologies (1996–February 2000); President, Enterprise Systems Group (February 2000–September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995–1996); President, Nortel Communications Systems, Inc. (1994–1995). Prior thereto he was at Nortel from (1976–1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

4

Name, Address* and Age	Years of Service**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in AllianceBernstein Fund Complex Overseen by Nominee	Other Public Company Directorships Held by Nominee During the Past 5 Years
Rosalie J. Wolf, +, +++ 69	10	Managing Partner, Botanica Capital Partners LLC and also Member of the Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; North European Oil Royalty Trust

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	“Years of Service” refers to the total number of years served as a Director. There is no stated term of office for the Fund’s Directors.

***	Ms. Lob is an “interested person,” as defined in the Investment Company Act of 1940, as amended, because of her affiliation with the Adviser. The address of Ms. Lob is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

#	Ms. Lob will become a Director of the Fund if elected at the Meeting.

+	Member of the Audit Committee and Member of the Independent Directors Committee.

++	Member of the Fair Value Pricing Committee.

+++	Member of the Nominating, Governance and Compensation Committee.

5

The dollar range of the Fund’s securities owned by each nominee and the aggregate dollar range of securities owned in the other investment companies advised by the Adviser (the “AllianceBernstein Funds”) are set forth below.

		Dollar Range of Equity Securities in a Portfolio as of September 3, 2010	Aggregate Dollar Range of Equity Securities in the AllianceBernstein Funds as of September 3, 2010

Bart Friedman	California Municipal Portfolio	None	Over $100,000
	Diversified Municipal Portfolio	None
	Emerging Markets Portfolio	Over $100,000
	Intermediate Duration Portfolio	None
	International Portfolio	None
	New York Municipal Portfolio	None
	Overlay A Portfolio	None
	Overlay B Portfolio	None
	Short Duration California Municipal Portfolio	None
	Short Duration Diversified Municipal Portfolio	None
	Short Duration New York Municipal Portfolio	None
	Short Duration Plus Portfolio	None
	Tax-Aware Overlay A Portfolio	None
	Tax-Aware Overlay B Portfolio	None
	Tax-Aware Overlay C Portfolio	None
	Tax-Aware Overlay N Portfolio	None
	Tax-Managed International Portfolio	Over $100,000
	U.S. Government Short Duration Portfolio	None

William Kristol	California Municipal Portfolio	None	Over $100,000
	Diversified Municipal Portfolio	$50,001-$100,000
	Emerging Markets Portfolio	None
	Intermediate Duration Portfolio	None
	International Portfolio	None
	New York Municipal Portfolio	None
	Overlay A Portfolio	None
	Overlay B Portfolio	None
	Short Duration California Municipal Portfolio	None
	Short Duration Diversified Municipal Portfolio	$50,001-$100,000
	Short Duration New York Municipal Portfolio	None
	Short Duration Plus Portfolio	None

6

		Dollar Range of Equity Securities in a Portfolio as of September 3, 2010	Aggregate Dollar Range of Equity Securities in the AllianceBernstein Funds as of September 3, 2010

	Tax-Aware Overlay A Portfolio	None
	Tax-Aware Overlay B Portfolio	None
	Tax-Aware Overlay C Portfolio	None
	Tax-Aware Overlay N Portfolio	None
	Tax-Managed International Portfolio	None
	U.S. Government Short Duration Portfolio	None

Dianne F. Lob	California Municipal Portfolio	None	Over $100,000
	Diversified Municipal Portfolio	None
	Emerging Markets Portfolio	Over $100,000
	Intermediate Duration Portfolio	None
	International Portfolio	Over $100,000
	New York Municipal Portfolio	Over $100,000
	Overlay A Portfolio	None
	Overlay B Portfolio	None
	Short Duration California Municipal Portfolio	None
	Short Duration Diversified Municipal Portfolio	None
	Short Duration New York Municipal Portfolio	None
	Short Duration Plus Portfolio	None
	Tax-Aware Overlay A Portfolio	Over $100,000
	Tax-Aware Overlay B Portfolio	None
	Tax-Aware Overlay C Portfolio	None
	Tax-Aware Overlay N Portfolio	None
	Tax-Managed International Portfolio	Over $100,000
	U.S. Government Short Duration Portfolio	None

Donald K. Peterson	California Municipal Portfolio	None	Over $100,000
	Diversified Municipal Portfolio	None
	Emerging Markets Portfolio	None
	Intermediate Duration Portfolio	None
	International Portfolio	Over $100,000
	New York Municipal Portfolio	None
	Overlay A Portfolio	None
	Overlay B Portfolio	None

7

		Dollar Range of Equity Securities in a Portfolio as of September 3, 2010	Aggregate Dollar Range of Equity Securities in the AllianceBernstein Funds as of September 3, 2010

	Short Duration California Municipal Portfolio	None
	Short Duration Diversified Municipal Portfolio	None
	Short Duration New York Municipal Portfolio	None
	Short Duration Plus Portfolio	None
	Tax-Aware Overlay A Portfolio	None
	Tax-Aware Overlay B Portfolio	None
	Tax-Aware Overlay C Portfolio	None
	Tax-Aware Overlay N Portfolio	None
	Tax-Managed International Portfolio	None
	U.S. Government Short Duration Portfolio	None

Thomas B. Stiles II	California Municipal Portfolio	None	Over $100,000
	Diversified Municipal Portfolio	None
	Emerging Markets Portfolio	$50,001-$100,000
	Intermediate Duration Portfolio	None
	International Portfolio	None
	New York Municipal Portfolio	None
	Overlay A Portfolio	None
	Overlay B Portfolio	None
	Short Duration California Municipal Portfolio	None
	Short Duration Diversified Municipal Portfolio	None
	Short Duration New York Municipal Portfolio	None
	Short Duration Plus Portfolio	None
	Tax-Aware Overlay A Portfolio	None
	Tax-Aware Overlay B Portfolio	None
	Tax-Aware Overlay C Portfolio	None
	Tax-Aware Overlay N Portfolio	None
	Tax-Managed International Portfolio	$10,001-$50,000
	U.S. Government Short Duration Portfolio	None

Rosalie J. Wolf	California Municipal Portfolio	None	Over $100,000
	Diversified Municipal Portfolio	None

8

	Dollar Range of Equity Securities in a Portfolio as of September 3, 2010	Aggregate Dollar Range of Equity Securities in the AllianceBernstein Funds as of September 3, 2010

Emerging Markets Portfolio	$10,001-$50,000
Intermediate Duration Portfolio	None
International Portfolio	None
New York Municipal Portfolio	$50,001-$100,000
Overlay A Portfolio	None
Overlay B Portfolio	None
Short Duration California Municipal Portfolio	None
Short Duration Diversified Municipal Portfolio	None
Short Duration New York Municipal Portfolio	None
Short Duration Plus Portfolio	None
Tax-Aware Overlay A Portfolio	None
Tax-Aware Overlay B Portfolio	None
Tax-Aware Overlay C Portfolio	None
Tax-Aware Overlay N Portfolio	None
Tax-Managed International Portfolio	$10,001-$50,000
U.S. Government Short Duration Portfolio	None

As of September 7, 2010, to the knowledge of management, the Directors and officers of the Fund, both individually and as a group, owned less than 1% of the shares of the Fund and each respective Portfolio. During the Fund’s most recently completed fiscal year, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

The business and affairs of the Fund are managed under the direction of the Fund’s Board. Directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Only one of the nominees is an interested person of the Fund. Certain information concerning the Fund’s governance structure and each nominee is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating, Governance and Compensation Committee of the Fund’s Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating, Governance and Compensation Committee

9

believes contributes to good governance for the Fund. Additional information concerning the Nominating, Governance and Compensation Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the nominees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each incumbent Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each nominee, which in each case led to the Board’s conclusion that the nominee should serve (or continue to serve) as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the Adviser’s Private Client Investment Policy Group and experience as a portfolio manager for the Adviser. Further, in addition to his or her service as a Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a nominee’s experience, qualifications, attributes and skills does not impose on such nominee any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such nominee as a member of the Board of Directors and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service

10

providers in the operations of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Fund’s Board of Directors. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the

11

Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser and representatives of various internal committees of the Adviser), the Fund’s Independent Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

During its fiscal year ended in 2009, the Board met six times. Each Director then in office attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the fiscal year. The Fund does not have a policy that requires a Director to attend meetings of stockholders but the Fund encourages such attendance.

The Board has four standing committees: an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Fund’s committees are identified above in the table listing the nominees.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met three times during the Fund’s most recently completed fiscal year.

The Nominating, Governance and Compensation Committee met twice during the Fund’s most recently completed fiscal year. The Board has adopted a charter for its Nominating, Governance and Compensation Committee, a copy of which is included in Appendix B. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, investment adviser, stockholders and other appropriate sources. The Committee additionally makes recommendations to the Board regarding the compensation of Directors and the Fund’s Independent Compliance Officer.

The Nominating, Governance and Compensation Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund’s outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s

12

annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Fund’s Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as an Independent Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix B.

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser’s Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio’s NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund’s most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund’s most recently completed fiscal year.

The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of the Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director.

13

The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is an interested person of the Fund. The aggregate compensation paid by the Fund to the Directors during the fiscal year ended in 2009 is set forth below. None of the Directors is a director of any of the other AllianceBernstein Funds. The Fund does not provide compensation in the form of pension or retirement benefits to any of its directors.

Name of Director	Compensation from the Fund	Compensation from the AllianceBernstein Fund Complex, including the Fund	Number of Investment Companies in the AllianceBernstein Fund Complex, including the Fund, as to which the Director is a Director	Number of Investment Portfolios within the AllianceBernstein Fund Complex, including the Portfolios, as to which the Director is a Director

Irwin Engelman[1]	$138,750	$138,750	1	18
Bart Friedman	$131,250	$131,250	1	18
William Kristol	$127,500	$127,500	1	18
Donald K. Peterson	$131,250	$131,250	1	18
Thomas B. Stiles II	$155,000	$155,000	1	18
Rosalie J. Wolf	$156,250	$156,250	1	18
Marilyn G. Fedak[2]	$0	$0	1	18

[1]	Mr. Engelman will retire as a Director of the Fund effective September 30, 2010.
[2]	Ms. Fedak is an interested person of the Fund.

The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Auditors

At the regular Board meeting held on July 20, 2010, the Board approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not “interested persons” of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the Fund’s account for the fiscal year ending September 30, 2011. PricewaterhouseCoopers LLP has audited the accounts of the Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

14

Independent Auditor’s Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firm, PricewaterhouseCoopers LLP, for the last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; and (iii) aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period. Ernst & Young LLP, independent registered public accounting firm, provides tax compliance, tax advice and tax return preparation to the Fund, and its fees are included in the tables below.

Name of Portfolio		Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees for Services Provided to Fund	All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates

California Municipal Portfolio	2008 2009	$ $	27,145 27,758	$ $	950 812	$ $	3,130 0	n/a n/a	$ $	8,881,577 9,110,207
Diversified Municipal Portfolio	2008 2009	$ $	97,567 93,157	$ $	3,415 3,357	$ $	10,955 0	n/a n/a	$ $	8,891,867 9,112,752
Emerging Markets Portfolio	2008 2009	$ $	47,759 32,480	$ $	1,671 1,264	$ $	6,596 0	n/a n/a	$ $	8,885,764 9,110,659
Intermediate Duration Portfolio	2008 2009	$ $	94,686 83,725	$ $	3,314 3,258	$ $	11,278 0	n/a n/a	$ $	8,892,089 9,112,653
International Portfolio	2008 2009	$ $	65,884 47,289	$ $	2,306 1,531	$ $	8,923 0	n/a n/a	$ $	8,888,726 9,110,926
New York Municipal Portfolio	2008 2009	$ $	35,701 37,307	$ $	1,250 1,184	$ $	4,018 0	n/a n/a	$ $	8,882,765 9,110,579
Overlay A Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a	n/a n/a		n/a n/a
Overlay B Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a	n/a n/a		n/a n/a
Short Duration California Municipal Portfolio	2008 2009	$ $	2,513 1,907	$ $	88 74	$ $	200 0	n/a n/a	$ $	8,877,785 9,109,469
Short Duration Diversified Municipal Portfolio	2008 2009	$ $	5,570 7,111	$ $	195 277	$ $	538 0	n/a n/a	$ $	8,878,230 9,109,672
Short Duration New York Municipal Portfolio	2008 2009	$ $	2,708 3,709	$ $	95 144	$ $	277 0	n/a n/a	$ $	8,877,869 9,109,539
Short Duration Plus Portfolio	2008 2009	$ $	7,996 17,603	$ $	280 341	$ $	831 0	n/a n/a	$ $	8,878,608 9,109,054
Tax-Aware Overlay A Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a	n/a n/a		n/a n/a

15

Name of Portfolio		Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees for Services Provided to Fund	All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates

Tax-Aware Overlay B Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a	n/a n/a		n/a n/a
Tax-Aware Overlay C Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a	n/a n/a		n/a n/a
Tax-Aware Overlay N Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a	n/a n/a		n/a n/a
Tax-Managed International Portfolio	2008 2009	$ $	140,087 94,859	$ $	4,903 3,382	$ $	18,280 0	n/a n/a	$ $	8,900,680 9,112,777
U.S. Government Short Duration Portfolio	2008 2009	$ $	2,005 3,269	$ $	70 127	$ $	184 0	n/a n/a	$ $	8,877,751 9,109,522

The Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for “Audit Fees,” “Audit-Related Fees” and “Tax Fees” in the above table are for services pre-approved by the Audit Committee. The following table sets forth all fees for non-audit services provided to the Fund, the Adviser and Service Affiliates that were subject to pre-approval by the Audit Committee.

Name of Portfolio		Audit- Related Fees		Tax Fees		All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates Subject to Pre-Approval by Audit Committee

California Municipal Portfolio	2008 2009	$ $	950 812	$ $	3,130 0	$ $	4,080 812
Diversified Municipal Portfolio	2008 2009	$ $	3,415 3,357	$ $	10,955 0	$ $	14,370 3,357
Emerging Markets Portfolio	2008 2009	$ $	1,671 1,264	$ $	6,596 0	$ $	8,267 1,264
Intermediate Duration Portfolio	2008 2009	$ $	3,314 3,258	$ $	11,278 0	$ $	14,592 3,258
International Portfolio	2008 2009	$ $	2,306 1,531	$ $	8,923 0	$ $	11,229 1,531

16

Name of Portfolio		Audit- Related Fees		Tax Fees		All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates Subject to Pre-Approval by Audit Committee

New York Municipal Portfolio	2008 2009	$ $	1,250 1,184	$ $	4,018 0	$ $	5,268 1,184
Overlay A Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a
Overlay B Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a
Short Duration California Municipal Portfolio	2008 2009	$ $	88 74	$ $	200 0	$ $	288 74
Short Duration Diversified Municipal Portfolio	2008 2009	$ $	195 277	$ $	538 0	$ $	733 277
Short Duration New York Municipal Portfolio	2008 2009	$ $	95 144	$ $	277 0	$ $	372 144
Short Duration Plus Portfolio	2008 2009	$ $	280 341	$ $	831 0	$ $	1,111 341
Tax-Aware Overlay A Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a
Tax-Aware Overlay B Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a
Tax-Aware Overlay C Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a
Tax-Aware Overlay N Portfolio	2008 2009		n/a n/a		n/a n/a		n/a n/a
Tax-Managed International Portfolio	2008 2009	$ $	4,903 3,382	$ $	18,280 0	$ $	23,183 3,382
U.S. Government Short Duration Portfolio	2008 2009	$ $	70 127	$ $	184 0	$ $	254 127

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

Proxy Voting and Stockholder Meeting

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of each of the nominees as a Director for the Fund. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date, or by personally voting at the Meeting.

17

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of the proposal requires the affirmative vote of a plurality of the votes cast; neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the proposal.

If any matter other than the proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of the Fund outstanding and entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the record date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the proposal will be voted against adjournment as to the proposal.

Broadridge Financial Solutions, Inc. (“Broadridge”), 60 Research Road, Hingham, MA 02043, (866) 450-8471, will assist in soliciting proxies for the Meeting. Broadridge will receive a total fee of $25,000 for its services, which will be borne by the Fund.

OFFICERS OF THE FUND

Certain information concerning the Fund’s officers is set forth below. Each of the Fund’s officers is elected by the Board to serve until his or her successor is duly elected and qualifies.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation during the past 5 years
Marilyn G. Fedak 63	President 2/07	Vice Chair of Investment Services for the Adviser, with which she has been associated since prior to 2005.

18

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation during the past 5 years

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer 10/04	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP (law firm) from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp 54	Secretary 10/05	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer 7/06	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

*	The address for the Fund’s officers is 1345 Avenue of the Americas, New York, New York 10105.

**	An affiliate of the Fund.

19

STOCK OWNERSHIP

The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Portfolios’ shares (or class of shares, if applicable) as of September 7, 2010.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Short Duration Diversified Municipal Portfolio
ARRIS GROUP INC. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	3,569,274.31	7.73%

Short Duration California Municipal Portfolio
BACKROADS, INC. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	788,102.85	6.75%

SANDLER-DAVIDSON LIVING TRUST c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	594,172.02	5.09%

Overlay A Portfolio
Class 2
COUNTERPOINT COMMUNICATIONS, INC. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	612,035.64	6.84%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
PLANNING AND ART RESOURCES FOR COMMUNITIES INC. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	509,265.64	5.69%

Overlay B Portfolio
Class 2
THE J. G. AND M. S. KENEDY MEMORIAL FOUNDATION c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	624,739.59	8.04%

NACDS RETIREMENT TRUST c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	432,041.40	5.56%

COUNTERPOINT COMMUNICATIONS, INC. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	404,926.41	5.21%

20

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Tax-Aware Overlay C Portfolio
Class 2
J. MANN MARITAL TRUST c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	285,652.98	5.31%

D. D. FARREY LIVING TRUST c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	277,936.28	5.17%

Tax-Aware Overlay N Portfolio
Class 2
A. PELLETIER c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	625,712.65	21.78%

BELIEVE LLC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	282,123.10	9.82%

M. D. HOOPER c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	225,321.38	7.84%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
M. REGAN c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	196,044.55	6.82%

J. KOREIN c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	170,084.67	5.92%

M. KEMPLER & L. KEMPLER c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	149,203.17	5.19%

R. BROWN c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	144,749.23	5.04%

S. C. LIEBMAN & E. C. LIEBMAN c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	144,300.87	5.02%

21

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
New York Municipal Portfolio
Class A
PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	2,370,176.262	22.74%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	667,781.603	6.41%
Class B
PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	19,986.510	22.19%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	11,154.900	12.38%

MORGAN STANLEY SMITH BARNEY Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	5,715.231	6.35%
Class C
PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	1,073,258.230	25.75%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	511,728.360	12.28%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	296,243.623	7.11%

California Municipal Portfolio
Class A
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	1,036,529.760	31.22%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	338,899.890	10.21%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	291,025.222	8.77%

22

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
WELLS FARGO INVESTMENTS LLC FBO Customer Accounts Attn Mutual Fund Operations 625 Marquette Ave. S., 13th Floor Minneapolis, Minnesota 55402-2323	243,258.857	7.33%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	190,987.507	5.75%
Class B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	15,105.129	44.25%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	6,634.094	19.44%

WELLS FARGO INVESTMENTS LLC FBO Customer Accounts Attn Mutual Fund Operations 625 Marquette Ave. S., 13th Floor Minneapolis, Minnesota 55402-2323	3,642.975	10.67%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
CHARLES SCHWAB & CO INC Los Angeles, California 90027-1758 Attn Mutual Fund Operations 101 Montgomery St. San Francisco, California 94104-4151	3,376.943	9.89%
Class C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	446,968.731	31.18%

WELLS FARGO INVESTMENTS LLC FBO Customer Accounts Attn Mutual Fund Operations 625 Marquette Ave. S., 13th Floor Minneapolis, Minnesota 55402-2323	121,958.250	8.51%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	105,593.070	7.36%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	95,492.886	6.66%

23

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
MORGAN STANLEY SMITH BARNEY Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	80,597.504	5.62%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	72,843.074	5.08%

Diversified Municipal Portfolio
Class A
FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	2,750,580.200	12.85%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	1,891,101.522	8.84%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	1,231,907.915	5.76%

EDWARD D JONES & CO Attn Mutual Fund Shareholder Acctg. 201 Progress Pkwy. Maryland Heights, Missouri 63043-3009	1,151,125.148	5.38%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Class B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	14,221.265	13.49%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	12,220.076	11.59%

LPL FINANCIAL Towne Centre Dr. San Diego, California 92121-1968	10,922.115	10.36%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	9,421.574	8.94%
Class C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	1,298,810.571	21.17%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	541,070.066	8.82%

24

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	475,821.297	7.76%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	403,169.496	6.57%

International Portfolio
Class A
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	97,194.970	12.36%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	43,044.028	5.48%
Class B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	17,888.337	16.31%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	13,224.622	12.06%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	11,988.251	10.93%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	7,831.138	7.14%
Class C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	88,799.679	15.71%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	52,216.862	9.24%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	49,559.003	8.77%

MORGAN STANLEY SMITH BARNEY Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	44,228.725	7.82%

25

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
NFS LLC FEBO Reagan Family Partners Ltd. A Partnership 125 N. Crestline Kerrville, Texas 78028-8801	31,816.339	5.63%

Short Duration Plus Portfolio
Class A
PIMS/PRUDENTIAL RETIREMENT As Nominee for the TTEE/CUST Plan AllianceBernstein L.P. 1345 Avenue of the Americas 11th Floor New York, New York 10105-0302	1,320,319.135	24.18%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	420,089.605	7.69%

NTC & CO Customer New Jersey State Firemen’s Assn. FBO New Jersey State Firemen’s Assn. PO Box 5900 Denver, Colorado 80217-5900	369,416.065	6.77%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	274,674.901	5.03%
Class B
PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	71,827.562	12.89%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	67,456.541	12.11%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	45,082.905	8.09%
Class C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	521,544.858	22.56%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	221,488.412	9.58%

FIRST CLEARING, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, Missouri 63103-2523	134,900.215	5.84%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	134,456.858	5.82%

26

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Tax-Managed International Portfolio
Class A
BROWN BROTHERS HARRIMAN & CO CUST FOR 525 Washington Blvd. Jersey City, New Jersey 07310-1606	57,402.201	25.47%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	27,645.799	12.27%

MORGAN STANLEY SMITH BARNEY Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	22,394.147	9.94%

LPL FINANCIAL FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego, California 92150-9046	21,151.214	9.39%
Class B
PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	7,241.007	46.20%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	2,821.048	18.00%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
NFS LLC FEBO NFS/FMTC SEP IRA FBO Joseph Rizza 285 Parker St. Newton Center, Massachusetts 02459-2671	910.795	5.81%
Class C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 2 Jacksonville, Florida 32246-6484	48,515.458	41.59%

CITIGROUP GLOBAL MARKETS House Account Attn Cindy Tempesta 333 W 34th St., Fl. 3 New York, New York 10001-2402	15,701.724	13.46%

PERSHING LLC PO Box 2052 Jersey City, New Jersey 07303-2052	13,557.911	11.62%

ROBERT W BAIRD & CO INC. 777 E. Wisconsin Ave. Milwaukee, Wisconsin 53202-5391	8,855.340	7.59%

ROBERT W BAIRD & CO INC. 777 E. Wisconsin Ave. Milwaukee, Wisconsin 53202-5391	6,926.662	5.94%

UBS FINANCIAL SERVICES INC. FBO Adrian M C Luxmoore T/U 3820 Seminary Ave. Richmond, Virginia 23227-4112	6,424.455	5.51%

27

INFORMATION AS TO THE FUND’S INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTORS

The Fund’s investment adviser and administrator is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Fund’s distributors are Sanford C. Bernstein & Co. LLC and AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105.

SUBMISSION OF PROPOSALS FOR NEXT MEETING

OF STOCKHOLDERS

The Fund does not hold annual stockholder meetings. Any stockholder who wishes to submit a proposal to be considered at the Fund’s next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund’s proxy statement and form of proxy card relating to such meeting.

OTHER MATTERS

Management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

REPORTS TO STOCKHOLDERS

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report and semi-annual report to stockholders upon request and without charge. To request a copy, please call (800) 227-4618 or write to Kristine Antoja at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Board of Directors,

Emilie D. Wrapp

Secretary

September 21, 2010

New York, New York

28

Appendix A

A list of the outstanding voting shares of common stock for each of the Portfolios as of the record date is presented below:

Portfolio Name and Class	Number of Outstanding Shares
California Municipal Portfolio—California Municipal Class	74,998,083.993
California Municipal Portfolio—Class A	3,323,903.484
California Municipal Portfolio—Class B	33,192.125
California Municipal Portfolio—Class C	1,436,770.878
Diversified Municipal Portfolio—Diversified Municipal Class	349,671,992.775
Diversified Municipal Portfolio—Class A	21,933,528.013
Diversified Municipal Portfolio—Class B	105,417.145
Diversified Municipal Portfolio—Class C	6,207,511.625
Emerging Markets Portfolio	61,672,427.379
Intermediate Duration Portfolio	381,893,756.911
International Portfolio—International Class	138,787,325.575
International Portfolio—Class A	785,276.810
International Portfolio—Class B	109,657.696
International Portfolio—Class C	565,314.648
New York Municipal Portfolio—New York Municipal Class	120,463,329.854
New York Municipal Portfolio—Class A	10,528,171.911
New York Municipal Portfolio—Class B	90,076.110
New York Municipal Portfolio—Class C	4,177,690.827
Short Duration California Municipal Portfolio	11,699,546.544
Short Duration Diversified Municipal Portfolio	46,330,090.582
Short Duration New York Municipal Portfolio	21,824,220.487
Short Duration Plus Portfolio—Short Duration Plus Class	43,541,277.481
Short Duration Plus Portfolio—Class A	5,480,558.117
Short Duration Plus Portfolio—Class B	557,457.323
Short Duration Plus Portfolio—Class C	2,285,259.324
Tax-Managed International Portfolio—Tax-Managed International Class	323,114,964.451
Tax-Managed International Portfolio—Class A	224,628.878
Tax-Managed International Portfolio—Class B	15,672.750
Tax-Managed International Portfolio—Class C	116,691.193
U.S. Government Short Duration Portfolio	12,645,046.248
Overlay A Portfolio—Class 1	67,727,996.771
Overlay A Portfolio—Class 2	8,952,155.899
Tax-Aware Overlay A Portfolio—Class 1	121,655,095.798
Tax-Aware Overlay A Portfolio—Class 2	31,028,175.277
Overlay B Portfolio—Class 1	49,395,134.024
Overlay B Portfolio—Class 2	7,765,684.483

A-1

Portfolio Name and Class	Number of Outstanding Shares
Tax-Aware Overlay B Portfolio—Class 1	60,151,915.032
Tax-Aware Overlay B Portfolio—Class 2	25,977,676.875
Tax-Aware Overlay C Portfolio—Class 1	15,624,556.476
Tax-Aware Overlay C Portfolio—Class 2	5,843,241.545
Tax-Aware Overlay N Portfolio—Class 1	16,866,525.083
Tax-Aware Overlay N Portfolio—Class 2	2,868,359.244

A-2

Appendix B

Sanford C. Bernstein Fund, Inc.

Charter of the Nominating, Governance and Compensation Committee

Adopted as of July 28, 2004

The Board of Directors of the Sanford C. Bernstein Fund, Inc. has adopted this Charter to govern the activities of the Nominating, Governance and Compensation Committee (the “Committee”) of its Board. This charter supercedes the Nominating Committee Charter adopted as of April 22, 2004.

Primary Responsibilities

The primary responsibilities of the Committee are:

(i)	to identify, consider and recommend to the Board for nomination individuals qualified to become members of the Board in the event a position is or becomes open, and in that connection to propose any necessary standards or qualifications for service on the Board;

(ii)	to monitor and evaluate industry and legal developments (particularly those applicable to Directors) with respect to governance matters, with a view to identifying and recommending “best practices” to the Board;

(iii)	to monitor and evaluate the structure, size and procedures of the Board and all Board committees, and to make recommendations to the Board regarding same;

(iv)	to study and recommend to the Board procedures for evaluating the performance of Directors and Board committees; and

(v)	to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer.

Organization of Committee

The Committee shall be composed of as many Directors as the Board shall from time-to-time determine, but in no event fewer than two Directors. The Committee must consist entirely of Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”). The Independent Directors may remove or replace any member of the Committee at any time in their sole discretion.

One or more members of the Committee may be designated by the Independent Directors as the Committee’s Chair or Co-Chairs, as the case may be.

Committee meetings shall be held as and when the Committee or the Board deems necessary or appropriate.

B-1

Nominating Function

Criteria for Director Nominees

The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, accounting, corporate governance or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other criteria as the Committee deems relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

In identifying potential candidates for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors; (ii) the Fund’s officers; (iii) the Fund’s investment adviser(s); (iv) the Fund’s stockholders (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Exhibit A of this Charter, as it may be amended from time to time by the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

Governance Function

The Committee will develop, recommend to the Board, and periodically review, as needed, guidelines on corporate governance matters. Such guidelines will include policies with respect to:

(i)	the training and orientation of Directors on an ongoing basis;

(ii)	the opportunity for Directors to meet with each other and counsel to discuss issues of concern to them;

(iii)	the establishment and revision, as needed, of the committee structure of the Board;

B-2

(iv)	the periodic evaluation of Director and committee performance; and

(v)	in general, the conduct of business by the Board, the Fund, and the Fund’s adviser in accordance with high standards of integrity.

Compensation Function

The Committee shall evaluate at least once a year the level and structure of the compensation of its Independent Directors and of the Fund’s Chief Compliance Officer (the individual referred to as the “Senior Officer” in the Assurance of Discontinuance presently being negotiated between the adviser and the New York Attorney General). In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of directors and senior compliance officers. The Committee shall have the authority to consider whether special compensation should be accorded to any Director who serves as a committee chair or co-chair. Following its evaluation, the Committee shall convey to the Board its recommendations regarding compensation.

Consultants

The Committee shall have the authority to select and retain such consultants as it deems necessary or appropriate, in its sole discretion, to accomplish its purposes. The Committee may invite such consultants to attend meetings of the Committee or to meet with any members of the Committee. The Committee shall have the authority to approve the fees and retention terms relating to such consultants, which fees shall be borne by the Fund.

B-3

Exhibit A

Procedures for the Committee’s Consideration of

Candidates Submitted by Stockholders

(Amended and restated as of February 8, 2005)

A candidate for nomination as a Board member submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 5% of the Company’s common stock or shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

2.	The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

3.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If an annual meeting of shareholders was not held in the previous year, the Shareholder Recommendation must be so delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by any other means deemed by the Committee or the Board to be reasonably calculated to inform shareholders.

4.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Company (as defined in

B-4

the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected; (iii) the written and signed agreement of the candidate to complete a directors’/trustees’ and officers’ questionnaire if elected; (iv) the Nominating Shareholder’s name as it appears on the Company’s books and consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Shareholder and each such Associated Person of the Nominating Shareholder; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder or any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

B-5

SCB-PC-72048-0910

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

This form is your EzVote Consolidated Proxy Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99	PROXY IN CONNECTION WITH THE MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 5, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints Carol Rappa and Nancy Hay, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Meeting of Stockholders (the “Meeting”) of the Sanford C. Bernstein Fund, Inc. to be held at 3:00 p.m., Eastern Time on November 5, 2010 at the offices of the Fund at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE ON THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Date:__________________________

LABEL BELOW FOR MIS USE ONLY!

PO# M-

ALLIANCE BERNSTEIN SCB I

EZVOTE CARD 08/24/10 KD

DOREEN/KERRI (ALLIANCE BERNSTEIN SCB EZVOTE 2010)

REVISION #1 8/31/10 KD

REVIEW #1 9/02/10 KD

REVIEW #2 9/02/10 KD

REVISION #2 9/07/10 KD

Signature(s) (if held jointly)	(Please sign in box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

AB-SCB - EZ

Ú IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS Ú
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!
	Vote by Phone		Vote by Internet		Vote by Mail
1)	Read the Proxy Statement and have the Consolidated Proxy Card at hand.	1)	Read the Proxy Statement and have the Consolidated Proxy Card at hand.	1)	Read the Proxy Statement.
				2)	Check the appropriate boxes on the reverse.
2)	Call toll-free 1-888-221-0697.	2)	Log on to www.proxyweb.com.	3)	Sign, date and return the Consolidated Proxy Card in the enclosed envelope provided.
3)	Follow the recorded instructions.	3)	Follow the on-line instructions.
If you vote by Internet or Telephone, please do not mail your card.

INDIVIDUAL BALLOTS
IF YOU HAVE VOTED THE CONSOLIDATED
PROXY CARD ABOVE, DO NOT VOTE THE
INDIVIDUAL BALLOTS ON THE REVERSE
SIDE AND ANY ACCOMPANYING PAGES. IF
YOU SIGN AND VOTE BOTH THE
CONSOLIDATED PROXY CARD AND AN
INDIVIDUAL BALLOT, YOUR VOTE ON THE
CONSOLIDATED PROXY CARD WILL
CONTROL.

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these
accounts separately, sign in the signature box below, mark
each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you choose to vote each account separately, do
not return the Consolidated Proxy Card above.

	Signature(s) (if held jointly)	(Please sign in box)

MIS EDITS: # OF CHANGES / PRF 1 PRF 2 OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

AB-SCB - IND

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To elect Directors of the Fund
	01. Mr. Bart Friedman	03.	Ms. Dianne Lob	05.	Mr. Thomas B. Stiles II
	02. Mr. William Kristol	04.	Mr. Donald K. Peterson	06.	Ms. Rosalie J. Wolf	☐	☐	☐

	* Instruction: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided above.

2.	The transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If you have questions on the proposal please call 1-866-450-8471.

PLEASE SIGN AND DATE ON REVERSE SIDE

AB-SCB - EZ

Ú   IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS  Ú

INDIVIDUAL BALLOTS

	000 0000000000 000 0					000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99 ←				JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99 ←

	FUND NAME PRINTS HERE					FUND NAME PRINTS HERE
1.	Election of Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	1.	Election of Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(See Instructions and Nominee list on consolidated card.)	☐	☐	☐		(See Instructions and Nominee list on consolidated card.)	☐	☐	☐

000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99 ←				LABEL BELOW FOR MIS USE ONLY! PO# M- ALLIANCE BERNSTEIN SCB	999 999 999 999 99 ←
FUND NAME PRINTS HERE

EZVOTE CARD 08/24/10 KD

DOREEN/KERRI
(ALLIANCE BERNSTEIN SCB EZVOTE 2010)

REVISION #1 8/25/10 KD

REVISION #2 8/31/10 KD

REVIEW #1 9/01/10 KD

REVIEW #2 9/02/10 KD

REVISION #3 9/02/10 KD

REVISION #4 9/07/10 KD

1.	Election of Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(See Instructions and Nominee list on consolidated card.)	☐	☐	☐

AB-SCB - IND